UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                  CURENT REPORT

     Pursuant  to  Section  13  OR  15(d) of the Securities Exchange Act of 1934

                                 April 26, 2004
                Date of Report (Date of earliest reported event)

                          Sentry Technology Corporation
             (Exact name of registrant as specified in its chapter)

           Delaware                   1-12727            96-11-3349733
    (State  or  other               (Commission         (IRS  Employer
     jurisdiction  of               File  Number)        Identification
     incorporation)                                          number)


          1881  Lakeland  Avenue,  Ronkonkoma,  New  York        11779
     (Address  of  principal  executive  offices)              (Zip  Code)


                                  631-739-2000
               Registrant's telephone number, including area code


                                      None
         (Former name or former address, if changed since last report )



             INFORMATION  TO  BE  INCLUDED  IN  THE  REPORT


Item  5.  Other  Events  and  Regulation  FD  Disclosure.

      On April 19, 2004, directors Cor S.A. de Nood and Willem Angel resigned from the Registrant's Board of Directors and their resignations were accepted. The resignations were related to the sale by Dialoc ID Holdings, B.V. ("Dialoc") of 37,312,541 shares of the Registrant's common stock on April 19, 2004. Messrs. de Nood and Angel share voting and investment control over the securities owned by Dialoc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Sentry  Technology  Corporation

Date:  4/26/04
                                          By:     /s/ Peter J. Mundy
                                              ----------------------------
                                               Peter J. Mundy, VP and CFO